Symbol: GABC May 2015 DA Davidson – 17th Annual Financial Institutions Conference

Presented By Mark A. Schroeder Chairman and CEO Bradley M. Rust Executive Vice President and CFO 2

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS When used in this presentation and our oral statements, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation, and we do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur in the future. By their nature, these statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that could cause actual results and performance to vary materially from those expressed or implied by any forward-looking statement include those that are discussed in Item 1, “Business – Forward Looking Statements and Associated Risk,” and Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for 2014 as updated and supplemented by our other SEC reports filed from time to time. 3

4 Southern Indiana Community- focused Financial Services Organization • $2.2 Billion Total Banking Assets • $475 Million Brokerage Assets Under Management • $50 Million Annual Insurance Premiums • Banking, Insurance, Investments & Trust • $400 Million Trust Assets Under Management Who We Are • 482 FTEs • 37 Branch Offices

Diversified Economic Base

Regional Education & Health Care
Life Sciences & Technology
Agriculture & Manufacturing

MAJOR EMPLOYERS:

Education
- Indiana University
- University of Southern Indiana
- Vincennes University
- Evansville Vanderburgh County School Corp
- Monroe County School Corporation

Health Care
- Indiana University Health
- Columbus Regional Hospital
- Deaconess Hospital
- Good Samaritan Hospital
- Memorial Hospital
- St Mary's Medical Center

Manufacturing
- ALCO Warrick Operations
- Berry Plastics
- Cummins, Inc. (Cummins Diesel)
- Jasper Engines & Transmissions
- Kimball International, Inc.
- Koch Enterprises, Inc.
- MasterBrand Cabinets, Inc.
- NTN Driveshaft Inc
- OFS Brands (Office-Furniture Systems)
- Toyota Motor Mfg - Indiana

Life Sciences & Technology
- Baxter BioPharma Solutions
- Crane Naval Surface Weapons Center
- Cook Group, Inc.
- Mead Johnson Nutrition

Energy
- Duke Energy
- Vectren

German American
Banking | Insurance | Investments
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Small MSA Market Expansion Market Total Market Deposits* GABC Deposit Market Share** Market Share Position # of Branches Heritage Markets* $ 4,138,044 30% #1 27 Evansville/Newburgh $ 3,518,011 10% #3 6 Bloomington $ 1,890,435 9% #4 3 Columbus $ 1,095,140 1% #8 1 7 * Includes the Indiana counties of Daviess, Dubois, Gibson, Knox, Lawrence, Martin, Perry, Pike & Spencer ** Source: FDIC 06/30/14 Statistics Capitalize upon Market Strength & Growth

*Heritage Markets 2014 2004 2014 # of Offices (millions) Deposits Share Deposits Share Increase 1 German American $ 1,249 30.2% $ 809 22.9% 54.4% 27 2 Old National Bank $ 927 22.4% $ 1,336 37.7% - 30.6% 21 3 Fifth Third bank $ 479 11.6% $ 419 11.8% 14.3% 10 Market Total $ 4,138 $ 3,540 16.9% 8 Heritage Markets include the Indiana counties of Daviess, Dubois, Gibson, Knox, Lawrence, Martin, Perry, Pike & Spencer * 2004 Deposits adjusted to include branches subsequently acquired by surviving banks ** Source: FDIC 06/30/14 Statistics Capitalize upon Market Strength & Growth *Evansville/Newburgh Markets 2014 2004 2014 # of Offices (millions) Deposits Share Deposits Share Increase 1 Old National $ 1,323 37.6% $ 2,133 66.8% - 38.0% 14 2 Fifth Third Bank $ 1,110 31.6% $ 587 18.4% 89.1% 13 3 German American $ 335 9.5% $ 129 4.0% 159.7% 6 Market Total $ 3,518 $ 3,195 10.1%

History of Superior Financial Performance 9 2010 through 2014 Five Years of Consecutive Record Earnings Performance Double-Digit Return on Equity for Past 10 Consecutive Fiscal Years (13%+ROE 2012 through 2014) 2009, 2010, 2011, 2013 & 2014 Highest Performing (Return on Equity) among Indiana-domiciled Publicly-Traded Financial Institutions (Second Highest Performing in 2012) Consistent Achievement of Superior Asset Quality

Financial Trends 10

$13,405 $20,249 $24,055 $25,413 $28,344 $6,305 $7,306 $1.21 $1.61 $1.90 $1.98 $2.14 $0.48 $0.55 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 Q1 '14 Q1 '15 (Dollars in Thousands) Net Income & Earnings Per Share Earnings Per Share 11

$1,376 $1,874 $2,006 $2,164 $2,237 $2,240 1.01% 1.11% 1.24% 1.25% 1.31% 1.31% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 Q1 '15 (Dollars in Thousands) Total Assets Annualized Return on Assets 12

$917 $1,121 $1,205 $1,382 $1,448 $1,447 79% 81% 83% 81% 81% 81% $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 Q1 '15 (Dollars in Millions) Total Loans, Net of Unearned Income Commercial & Agricultural Loans as % of Total Loans 13

Construction & Development Loans, $ 22.9 million, 2% Agricultural Loans, $ 212.6 million, 15% Multi-Family Residential Properties, $ 73.3 million, 5% Commercial Real Estate Non- Owner Occupied, $ 302.0 million, 21% Commercial Real Estate Owner Occupied, $ 190.2 million, 13% Commercial & Industrial Loans, $ 384.4 million, 26% Consumer Loans, $ 34.9 million, 2% Home Equity Loans, $ 86.2 million, 6% Residential Mortgage Loans, $ 140.6 million, 10% Total Loans $1,447.0 million Loan Portfolio Composition As of March 31, 2015 14

0.94% 1.08% 0.60% 0.44% 0.29% 0.29% 3.89% 3.08% 2.15% 1.45% 1.04% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 Q1 '15 Non- Performing Assets to Total Assets GABC Peer Group 15

0.32% 0.43% 0.19% 0.10% -0.01% 0.00% 1.28% 0.88% 0.59% 0.25% 0.15% -0.25% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 Q1 '15 Net Charge-offs to Average Loans GABC Peer Group 16

$1,087 $1,556 $1,641 $1,812 $1,780 $1,800 67% 76% 80% 81% 81% 80% $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 Q1 '15 (Dollars in Millions) Total Deposits Non- Maturity Deposit Accounts as % of Total Deposits 17

Non-Interest Bearing Demand, $426.4 million, 24% Interest Bearing Demand, Savings & Money Market, $1,009.4 million, 56% Time Deposits, $364.6 million, 20% 18 Total Deposit Composition as of March 31, 2015 Cost of Funds 2010 1.25% 2011 0.95% 2012 0.60% 2013 0.37% 2014 0.30% Q1 2015 0.28% Total Deposits $1,800.4 million

$122 $168 $185 $200 $229 $238 11.18% 12.67% 13.57% 13.40% 13.21% 12.53% $- $50 $100 $150 $200 $250 $300 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 Q1 '15 (Dollars in Millions) Total Shareholders’ Equity Annualized Return on Equity 19

$49,481 $65,202 $67,819 $70,319 $76,991 $18,796 $19,320 3.98% 3.84% 3.74% 3.67% 3.76% 3.78% 3.72% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 Q1 '14 Q1 '15 (Dollars in Thousands) Net Interest Income (Tax- Equivalent) Net Interest Margin 20

$16,943 $21,576 $21,811 $23,615 $23,937 $6,281 $7,142 26% 25% 24% 25% 24% 25% 27% $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 Q1 '14 Q1 '15 (Dollars in Thousands) Non-Interest Income Non-Interest Income as % of Total Revenue 21

$41,361 $50,782 $50,923 $54,905 $57,713 $15,090 $14,833 62.3% 58.5% 56.8% 58.5% 57.2% 60.2% 56.1% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 Q1 '14 Q1 '15 (Dollars in Thousands) Non-Interest Expense Efficiency Ratio 22

$13,405 $20,249 $24,055 $25,413 $28,344 $6,305 $7,306 $1.21 $1.61 $1.90 $1.98 $2.14 $0.48 $0.55 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 Q1 '14 Q1 '15 (Dollars in Thousands) Net Income & Earnings Per Share Earnings Per Share 23

Why Invest in GABC? 24

11.51% 11.56% 10.04% 12.84% 11.12% 11.18% 12.67% 13.57% 13.40% 13.21% GABC Return on Shareholders’ Equity Why Invest in GABC? 25 As of 12/31 for years shown

$0.89 $0.93 $0.85 $1.16 $1.10 $1.21 $1.61 $1.90 $1.98 $2.14 GABC Earnings Per Share Growth 26 As of 12/31 for years shown Why Invest in GABC?

$11.39 $16.25 $18.42 $18.19 $21.72 $28.42 $30.52 GABC Stock Price Appreciation Why Invest in GABC? As of 12/31 for years shown 27

2014 ROE ≥ 13% 3 Institutions including German American Source: SNL Financial. Financial data is as of December 31, 2014. All U.S. Exchange traded depositories 437 Institutions ROE ≥ 10% for the past 10 years 12 Institutions Consecutive increases in Net Income & EPS for past 5 years 5 Institutions 28 Why Invest in GABC?

Focus on increasing long-term institutional ownership • Proven Executive Management Team • Track Record of Consistent Top Quartile Financial Performance • Experienced in Operating Plan Execution and M & A Transitions • Potential Growth within New Market Areas – Small MSA Focus • Existing Platform for Operating Efficiency • Infrastructure in Place for Perpetuating Ongoing EPS Growth • Consistent Strong Dividend Yield and Dividend Pay-out Capacity Why Invest in GABC? 29

Mark A. Schroeder, Chairman and CEO (812) 482-0701 mark.schroeder@germanamerican.com Bradley M. Rust, Executive Vice President and CFO (812) 482-0718 brad.rust@germanamerican.com 30